SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 20, 1998


                           FLEET FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
                 (State or other jurisdiction of incorporation)


         1-6366                                         05-0341324
  Commission File Number)                     (IRS Employer Identification No.)


                 ONE FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 346-4000



          (Former name or former address, if changed since last report)



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Item 5.   OTHER MATERIALLY IMPORTANT EVENTS.


               On May 20, 1998, Registrant agreed to issue and sell $250,000,000 of its 6.375% Subordinated Notes Due May 15, 2008 (the "Notes") under Registration Statement No. 333-37231. The Notes were purchased on May 20, 1998 by underwriters, Lehman Brothers Inc., ABN AMRO Incorporated, Chase Securities Inc. and NationsBanc Montgomery Securities LLC.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements

          Not applicable

     (b)  Pro Forma Financial Statements

          Not applicable

     (c)  Exhibits

          The following exhibits are filed as part of this report:

          (1) Underwriting Agreement dated May 20, 1998, between Registrant and Lehman Brothers Inc., ABN AMRO Incorporated, Chase Securities Inc. and NationsBanc Montgomery Securities LLC relating to the Notes.

          (4)  Specimen certificates of the Notes.

          (5)  Opinion of Edwards & Angell, LLP, counsel to the Registrant.

          (12) Statement of Computation of Ratios (for consolidated ratios of earnings to fixed charges contained in the Prospectus Supplement dated May 20, 1998 relating to the Notes) (Incorporated by reference to Registrant's Current Report on Form 10-Q for the quarter ended March 31, 1998). .

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                             FLEET FINANCIAL GROUP, INC.
                                             Registrant


                                             By/S/ JOHN R. RODEHORST
                                               ---------------------------------
                                                   John R. Rodehorst
                                                   Assistant Treasurer


Date: May 20, 1998

                                  Exhibit Index


 Item 601
Exhibit Table
  REFERENCE                  EXHIBIT TITLE

       (1) Underwriting Agreement dated May 20, 1998 between Registrant and Lehman Brothers Inc., ABN AMRO Incorporated, Chase Securities Inc. and NationsBanc Montgomery Securities LLC relating to the Notes.

       (4)               Specimen certificates of the Notes.

       (5)               Opinion  of  Edwards  &  Angell,  LLP,  counsel  to the
                         Registrant.

       (12) Statement of Computation of Ratios (for consolidated ratios of earnings to fixed charges contained in the Prospectus Supplement dated May 20, 1998 relating to the Notes) (Incorporated by reference to Registrant's Current Report on Form 10-Q for the quarter ended March 31, 1998).